UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2007

Commission File Number: 000-49768

BLACK GARDENIA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	43-195-4778
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

Level 30, Bank of China Tower, 1 Garden Road, Central Hong Kong
(Address of principal executive offices)

011-852-9836-2643
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.03 of this Current Report is incorporated by reference in this Item.

Item 2.03 Creation of a Direct Financial Obligation

Black Gardenia Corp. (“Black Gardenia”) has recently entered into a material agreement.

Convertible Promissory Note

On February 9, 2007 Black Gardenia entered into a 8% convertible promissory note due February 9, 2009 (the “Note”) with Capital Alliance Group Ltd. (“Capital Alliance”) pursuant to which Capital Alliance will loan $150,000 to Black Gardenia. The loan is to be used for general and administrative expenses.

The material terms of the Note are as follows:

Payment Terms

Black Gardenia agrees to repay Capital Alliance the balance of $150,000 (“Principal”) plus interest at 8% per annum on February 9, 2009. Black Gardenia may reduce the amount of Principal payable by paying down all or a portion of the Principal back to Capital Alliance at any time prior to February 9, 2009.

Conversion of Note

At any time before February 9, 2009, Capital Alliance has the right to convert all, or a portion of, the principal amount of the Note into common stock of Black Gardenia at a conversion price which shall be $0.01 per share.

Acceleration

Capital Alliance has the right to declare the entire unpaid principal and interest under the Note as due immediately for any of the following reasons:

  If Black Gardenia fails to keep any promise made in the Note within thirty days after written notice from Capital Alliance;
  If judgment is entered into against Black Gardenia in excess of $100,000 which remains outstanding for thirty days;
  If bankruptcy, receivership, or insolvency proceedings are started by or against Black Gardenia, or if Black Gardenia dissolves, liquidates or otherwise winds up its business;
  If there is a change of control of Black Gardenia.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 2.03 of this Current Report regarding the Note is incorporated by reference in this Item.

Item 5.01 Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the information contained in Item 2.03 of this Current Report regarding the Note is incorporated by reference in this Item.

Prior to the acceptance of the Agreement Black Gardenia had 5,000,000 common shares issued and outstanding. After the acceptance of the Agreement, if Capital Alliance converts the Principal into shares, Black Gardenia would have 20,000,000 common shares issued and outstanding. Capital Alliance would have direct beneficial control of 75% of the Company. Capital Alliance has funded the transaction from its working capital.

Capital Alliance plans to use the Company to independently fund its website Help-ads.com and for the potential acquisitions of other internet job search companies in China. Capital Alliance is currently in negotiations for the acquisition of an internet job search company. These negotiations have not yet produced a definitive agreement.

Further information is contained in the Company’s Schedule 13D/A filed with the Securities and Exchange Commission on February 9, 2006, and such information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	BLACK GARDENIA INC.
(Registrant)

By:	/s/ Toby Chu
Toby Chu, President and Chief Executive Officer